SECURITIES AND EXCHANGE COMMISSION

                          Washington, D C  20549

                                 Form 8-K

                              CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) June 30, 1997

                     United Security Bancshares, Inc.
          (Exact name of registrant as specified in its charter)



         Alabama                        0-14549                63-0843362
(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)               File Number)          Identification No.)

   131 West Front Street,          Thomasville, AL               36784

                 (Address of principal executive offices)

     Registrant's telephone number, including area code (334) 636-5424

       (Former name of former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets

     On June 30, 1997, the Registrant consummated the merger (the "Merger") of First Bancshares, Inc. ("FBI") with and into the Registrant and the merger of First Bank and Trust ("First Bank") with and into the Registrant's wholly-owned subsidiary, United Security Bank.

     For additional information regarding the Merger, see the Registrant's current report on Form 8-K, dated July 16, 1996, its quarterly report on Form 10-Q for the quarter ended September 30, 1996, its annual report on form 10-K for the year ended December 31, 1996, and its Registration Statement on Form S-4 (Reg. No. 333-21241).


Item 7.  Financial Statements and Exhibits

     Pursuant to Item 7(a)(4), financial statements required by Item 7 will be filed not later than sixty (60) days after the date this Form 8-K is required to be filed.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Dated:  June 30, 1997

                         UNITED SECURITY BANCSHARES, INC.


                         By:  /s/Jack M. Wainwright, III
                              Jack M. Wainwright, III
                              President and CEO